Taxes on Income	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
TAXES ON INCOME

NOTE 7 - TAXES ON INCOME:

Corporate taxation

The taxable income of Alarum, Safe-T Data A.R Ltd. (“Safe-T Data”) and CyberKick is subject to the Israeli regular corporate tax rate of 23%.

The taxable income of NetNut, based on management assessment, meets the criteria of a Preferred Technological Enterprise (“PTE”) under the Law for the Encouragement of Capital Investments and accordingly, is eligible for a reduced tax rate of 12%. Taxable income other than taxable income from the PTE regime is subject to the Israeli regular corporate tax rate.

The taxable income of NetNut Networks Inc. (“NetNut Networks”) is subject to a regular U.S. federal tax rate of 21%.

Tax assessments

Tax assessments filed by the Company, NetNut and Safe-T Data through 2019 are considered final.

Tax assessments filed by NetNut Networks through 2020 are considered final.

CyberKick has not been assessed since its incorporation.

Carryforward tax losses

Carryforward tax losses in Israel of the Company amounted to $14.8 million and $11.2 million as of December 31, 2024 and 2023, respectively.

Carryforward tax losses in Israel of Safe-T Data amounted to $38.6 million and $38.1 million as of December 31, 2024 and 2023, respectively.

Carryforward tax losses in Israel of CyberKick amounted to $3.6 million and $3.2 million as of December 31, 2024 and 2023, respectively.

Carryforward tax losses in Israel have no expiration date. Deferred tax assets on losses for tax purposes carried forward to subsequent years are recognized if utilization of the related tax benefit against a future taxable income is expected.

Deferred taxes

	Intangible assets, net	Carryforward tax losses	Carryforward research and development expenses	Other	Total
	U.S. dollar in thousands
Balance as of January 1, 2024	(164)	42	285	18	181
Changes during the year:
Charged to profit or loss	64	(32)	134	75	241
Balance as of December 31, 2024	(100)	10	419	93	422

Balance as of January 1, 2023	(852)	551	-	-	(301)
Changes during the year:
Charged to profit or loss	688	(509)	285	18	482
Balance as of December 31, 2023	(164)	42	285	18	181

Balance as of January 1, 2022	(1,067)	422	-	-	(645)
Changes during the year:
Charged to profit or loss	215	129	-	-	344
Balance as of December 31, 2022	(852)	551	-	-	(301)

Theoretical tax reconciliation

Following is a reconciliation of the theoretical taxes on income, assuming all income is taxed at the regular tax rates applicable to companies in Israel (see above) and the actual tax expense:

	Year ended December 31
	2024		2023		2022
	%	U.S. dollars in thousands	%	U.S. dollars in thousands	%	U.S. dollars in thousands
Profit (loss) before income tax	23	(7,001)	23	6,089	23	12,783
Theoretical tax expense (benefit)		1,610		(1,400)		(2,940)
Change in effective tax rate due to:
Tax benefits arising from reduced tax rate under the PTE regime		(1,007)		(590)		441
Decrease in taxes resulting from utilization of losses in the reported year for which deferred taxes were not recognized in prior years		(12)		(843)		-
Increase in taxes resulting from non-deductible expenses		493		2,206		261
Increase in taxes resulting from losses in the reported year for which deferred taxes were not recognized		137		145		1,911
Tax expense (benefit)		1,221		(482)		(327)